UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2007

ORTHOVITA, INC.

(Exact Name of Registrant Specified in Charter)

Pennsylvania	0-24517	23-2694857
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Great Valley Parkway Malvern, Pennsylvania	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone, including area code: (610) 640-1775

Not applicable.

(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 30, 2007, the Registrant entered into the Securities Purchase Agreement (the “Securities Purchase Agreement”), with the Buyers listed on the Schedule of Buyers attached thereto. Under the terms of the Securities Purchase Agreement, the Registrant agreed to issue and sell to the Buyers an aggregate of 12,317,066 shares of the Registrant’s common stock for the purchase price of $2.64 per share, or an aggregate purchase price of approximately $32.5 million. The Buyers of the shares of common stock issued and sold under the terms of the Securities Purchase Agreement are Essex Woodlands Health Ventures Fund VII, L.P., Lehman Brothers Inc., Magnetar Capital Master Fund, Ltd., W.H.I. Growth Fund Q.P., L.P., WHI Select Fund, L.P., Panacea Fund, LLC and Mr. Stephen F. Wiggins.

Under the terms of the Securities Purchase Agreement, Essex Woodlands Health Ventures Fund VII, L.P. obtained the right to designate one individual to serve on the board of directors of the Registrant, as described in additional detail in Item 5.02 of this Report. Other than with respect to the Securities Purchase Agreement, neither the Registrant nor any of its affiliates has any material relationship with the any of the other parties to the Securities Purchase Agreement, except (i) each of Magnetar Capital Master Fund, Ltd. and an affiliate of W.H.I. Growth Fund Q.P., L.P., WHI Select Fund, L.P. and Panacea Fund, LLC previously were shareholders of the Registrant, (ii) LB I Group Inc., an affiliate of Lehman Brothers Inc., serves as Collateral Agent under the terms of the Note Purchase Agreement (defined below), described below, and (iii) Lehman Brothers Inc. purchased the notes and warrants of the Registrant pursuant to the terms of the Note Purchase Agreement, described below.

The Registrant issued and sold the shares of common stock under the terms of the Securities Purchase Agreement pursuant to effective registration statements under the Securities Act of 1933, as amended, as described in the prospectus supplement dated July 30, 2007 to the prospectus dated March 26, 2007 of the Registrant, all filed with the U.S. Securities and Exchange Commission. The transactions contemplated by the Securities Purchase Agreement were completed on July 30, 2007. The Securities Purchase Agreement is filed as Exhibit 10.1 to this Report and is incorporated herein by reference.

Also on July 30, 2007, the Registrant entered into the Purchase and Sale Agreement (the “Purchase and Sale Agreement”) with Royalty Securitization Trust I (“RST”), pursuant to which the Registrant agreed to purchase from RST the revenue interest obligation originally sold by the Registrant to an entity affiliated with RST in October 2001. Under the terms of the Purchase and Sale Agreement, the Registrant agreed to pay to RST consideration consisting of $20.0 million in cash and 1,136,364 shares of the Registrant’s common stock to repurchase the Registrant’s revenue interest obligation. For additional information relating to the Purchase and Sale Agreement, reference is made to Item 1.02 of this Report, which is incorporated herein by reference. In connection with its entry into the Purchase and Sale Agreement, the Registrant also entered into the Securities Disposition Agreement (the “Securities Disposition Agreement”) with Paul Royalty Fund, L.P., an affiliate of RST, in order to register for resale under the Securities Act of 1933, as amended (the “1933 Act”), the shares of the Registrant’s common stock issued under the Purchase and Sale Agreement. The Securities Disposition Agreement and other agreements entered into in connection with the Purchase and Sale Agreement are filed as exhibits to this Report and incorporated herein by reference.

Other than the agreements referenced in Item 1.02 of this Report and the ownership of shares of the Registrant’s common stock by one or more entities affiliated with RST, there is no material relationship between the Registrant or any of its affiliates and any of the other parties to the Purchase and Sale Agreement and the related agreements referenced above. The transactions contemplated by the Purchase and Sale Agreement and the related agreements were completed on July 30, 2007.

In addition, on July 30, 2007, the Registrant entered into the Senior Secured Note and Warrant Purchase Agreement among the Purchasers named therein, the Registrant, and LB I Group Inc., as Collateral Agent (the “Note Purchase Agreement”), and related agreements. Under the terms of the Note Purchase Agreement, the Registrant is permitted to borrow up to $45.0 million aggregate principal amount of indebtedness by the issuance and sale of promissory notes to the Purchasers. The notes issued under the Note Purchase Agreement are due on July 30, 2012, and interest on the notes will accrue at 10.0% per annum. On July 30, 2007, in connection with the closing of the Note Purchase Agreement, the Registrant issued and sold $25.0 million principal amount of notes and, subject to the terms of the Note Purchase Agreement, is permitted until January 30, 2010 to issue up to $20.0 million aggregate principal amount of additional notes to the Purchasers in amounts of at least the lesser of $5.0 million and the aggregate amount available for issuance under the $45.0 million facility.

Under the terms of the Note Purchase Agreement, the Registrant issued to the Purchasers warrants to purchase a total of 1,466,276 shares of the Registrant’s common stock for $3.41 per share at any time until July 30, 2012. In connection with the Registrant’s initial issuance and sale of notes under the Note Purchase Agreement, warrants to purchase 733,138 shares became exercisable. The warrants to purchase the balance of the shares, or 733,138 shares, will not become exercisable unless the Registrant issues and sells additional notes pursuant to the Note Purchase Agreement. If the Registrant issues and sells additional notes under the Note Purchase Agreement, the balance of the warrants will become exercisable ratably in relation to the $20.0 million aggregate principal amount of notes issued and sold by the Registrant under the Note Purchase Agreement.

In connection with its entry into the Note Purchase Agreement, the Registrant also entered the Registration Rights Agreement (the “Registration Rights Agreement”) with the Purchasers in order to register for resale under the 1933 Act, the shares of the Registrant’s common stock issuable upon exercise of the warrants issued under the Note Purchase Agreement. The Registration Rights Agreement, the form of the warrant issued under the Note Purchase Agreement and other agreements entered into in connection with the Note Purchase Agreement are filed as exhibits to this Report and incorporated herein by reference.

LB I Group Inc., which serves as Collateral Agent under the Note Purchase Agreement, is an affiliate of Lehman Brothers Inc. Neither the Registrant nor any of its affiliates has any material relationship with the any of the other parties to the Note Purchase Agreement and the related agreements, except Lehman Brothers Inc. is a shareholder of the Registrant, purchased shares of the Registrant’s common stock under the terms of the Securities Purchase Agreement and purchased the $25 million principal amount of the notes and related warrants issued and sold under the Note Purchase Agreement on July 30, 2007.

Item 1.02	Termination of a Material Definitive Agreement

On July 30, 2007, the Registrant entered into the Purchase and Sale Agreement with RST, pursuant to which the Registrant agreed to purchase from RST the revenue interest obligation originally sold by the Registrant to an affiliate of RST in October 2001. Under the terms of the Purchase and Sale Agreement, the Registrant agreed to pay to RST consideration consisting of $20.0 million in cash and 1,136,364 shares of the Registrant’s common stock to repurchase the Registrant’s revenue interest obligation. As a result the repurchase of its revenue interest obligation, the Registrant no longer will be obligated to pay royalties on its products subject to the revenue interest obligation, including VITOSS® and CORTOSS®. In connection with the Purchase and Sale Agreement, RST assigned to the Registrant all of its interest under the agreements relating to the revenue interest obligation, effectively terminating the following agreements, reflected sequentially as Exhibits 10.18 through 10.25 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2006:

•	Revenue Interests Assignment Agreement dated as of October 16, 2001 among Vita Special Purpose Corp., the Registrant and Paul Capital Royalty Acquisition Fund, L.P.

•

Amendment to Revenue Interests Assignment Agreement and Stock Purchase Agreement dated as of March 22, 2002 among the Registrant, Paul Capital Royalty Acquisition Fund, L.P. and Vita Special Purpose Corp.

•

Second Amendment to Revenue Interests Assignment Agreement and Stock Purchase Agreement dated as of January 9, 2004 among the Registrant, Paul Capital Royalty Acquisition Fund, L.P. and Vita Special Purpose Corp.

•

Third Amendment to Revenue Interests Assignment Agreement and Stock Purchase Agreement dated as of February 1, 2005 among the Registrant, Royalty Securitization Trust I (successor-in-interest to Paul Capital Royalty Acquisition Fund, L.P.) and Vita Special Purpose Corp.

•

Fourth Amendment to Revenue Interests Assignment Agreement and Stock Purchase Agreement dated as of December 19, 2005 among the Registrant, Royalty Securitization Trust I (successor-in-interest to Paul Capital Royalty Acquisition Fund, L.P.) and Vita Special Purpose Corp.

•	Assignment dated as of October 16, 2001 between Vita Special Purpose Corp. and Paul Capital Royalty Acquisition Fund, L.P.

•	Security Agreement dated as of October 16, 2001 between Vita Special Purpose Corp. and Paul Capital Royalty Acquisition Fund, L.P.

•	Pledge Agreement dated as of October 16, 2001 between Vita Licensing, Inc. and Paul Capital Royalty Acquisition Fund, L.P.

Other than the agreements referenced in the portion of Item 1.01 of this Report relating to the Registrant’s repurchase its revenue interest obligation and the ownership of shares of the Registrant’s common stock by an affiliate of RST, there is no material relationship between the Registrant or any of its affiliates and any of the other parties to the agreements listed in Item 1.02 of this Report. The transactions contemplated by the Purchase and Sale Agreement and the aforementioned agreements entered into in connection with the Purchase and Sale Agreement were completed on July 30, 2007. The agreements relating to the Registrant’s repurchase of its revenue interest obligation were terminated effectively by the mutual agreement of the parties thereto. Accordingly, the Registrant did not incur any penalties relating to early termination of the agreements.

For additional information relating to the termination of the Registrant’s obligations relating to the revenue interest obligation, reference is made to Item 1.01 of this Report.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As disclosed in Item 1.01 of this Report, on July 30, 2007, the Registrant entered into the Note Purchase Agreement and related agreements. Under the terms of the Note Purchase Agreement, the Registrant is permitted to borrow up to $45.0 million aggregate principal amount of indebtedness by the issuance and sale of promissory notes to the Purchasers. The notes that are issued under the Note Purchase Agreement are secured by substantially all of the Registrant’s assets and are due on July 30, 2012, and interest on the notes outstanding will accrue at 10.0% per annum. On July 30, 2007, in connection with the closing of the Note Purchase Agreement, the Registrant issued and sold $25.0 million principal amount of notes and, subject to the terms of the Note Purchase Agreement, is permitted to issue until January 30, 2010 up to $20.0 million aggregate principal amount of additional notes to the Purchasers in amounts of at least the lesser of $5.0 million and the aggregate amount available for issuance under the $45.0 million facility. Amounts due under the notes will be accelerated upon the occurrence of the events of default provided in the Note Purchase Agreement and related documents filed as exhibits to this Report and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

As disclosed in Item 1.01 of this Report, on July 30, 2007, the Registrant entered into the Purchase and Sale Agreement, pursuant to which the Registrant agreed to purchase from RST the revenue interest obligation originally sold by the Registrant to an entity related to RST in October 2001. Under the terms of the Purchase and Sale Agreement, the Registrant agreed to pay to RST consideration consisting of $20.0 million in cash and 1,136,364 shares of its common stock to repurchase the Registrant’s revenue interest obligation. For additional information relating to the Purchase and Sale Agreement, reference is made to Item 1.02 of this Report, which is incorporated herein by reference. The Registrant claimed exemptions from registration under Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder.

In addition, also as disclosed in Item 1.01 of this Report, under the terms of the Note Purchase Agreement, the Registrant issued to the Purchasers warrants to purchase a total of 1,466,276 shares of the Registrant’s common stock for $3.41 per share at any time until July 30, 2012. In connection with the Registrant’s initial issuance and sale of notes under the Note Purchase Agreement, warrants to purchase 733,138 shares became exercisable. The warrants to purchase the balance of the shares, or 733,138 shares, will not become exercisable unless the Registrant issues and sells additional notes pursuant to the Note Purchase Agreement. If the Registrant issues and sells additional notes under the Note Purchase Agreement, the balance of the warrants will become exercisable ratably in relation to the $20.0 million aggregate principal amount of notes issued and sold by the Registrant under the Note Purchase Agreement. The Registrant claimed exemptions from registration under Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)	Effective July 30, 2007, the Registrant’s board of directors elected R. Scott Barry to serve as a director until the Registrant’s next annual meeting of shareholders and until his successor has been selected and qualified. Mr. Barry has been named to serve on the nominating and corporate governance committee of the Registrant’s board of directors. The board of directors’ election of Mr. Barry fills the sole vacancy in the board of directors that remains from the director resignations previously reported by the Registrant on the Form 8-K filed with the Securities and Exchange Commission on July 27, 2007.

Mr. Barry is a principal of Essex Woodlands Health Ventures, a healthcare venture capital firm. An affiliate of Essex Woodlands Health Ventures is party to the Securities Purchase Agreement, and Mr. Barry was elected to the Registrant’s board of directors pursuant the right of the affiliate to designate an individual for election to the Registrant’s board of directors.

Mr. Barry will participate in the Registrant’s standard compensation arrangements for directors who are not employees of the Registrant, as disclosed in the Registrant’s proxy statement relating to its annual meeting of shareholders in 2007, filed with the Securities and Exchange Commission on April 30, 2007.

In accordance with the Registrant’s standard compensation arrangements for non-employee directors, Mr. Barry will receive an initial grant of stock options to purchase 25,000 shares of common stock with an exercise price equal to the last reported sale price of the common stock on July 30, 2007, which is the date on which the stock options are granted. These options are fully vested upon grant and expire 10 years after the date of grant. In addition, each year, on the date of the Registrant’s annual meeting of shareholders, along with the other non-employee directors,

Mr. Barry will be entitled to receive stock options to purchase 10,000 shares of common stock with an exercise price equal to the last reported sale price of the common stock on date of the meeting. These options will vest as to 50% of the underlying shares on the grant date and as to 25% of the underlying shares on each of the two successive years. Like the other non-employee directors, Mr. Barry also will paid on the date of each annual meeting of shareholders annual remuneration in the amount of $15,000, paid in the form of restricted stock, valued on the basis of the last sale price of the common stock on the date of the meeting. These shares vest generally on the fifth anniversary of their grant or earlier upon a change in control of the Registrant or when the director no longer serves on the board of directors. The Registrant also pays cash compensation to non-employee directors, including Mr. Barry, in the amount of $13,000 for 2007. The Registrant also will pay an annual retainer to Mr. Barry in the amount of $1,500 for service on the nominating and corporate governance committee. For in-person attendance of meetings during 2007, the Registrant pays directors $1,500, and nominating and corporate governance committee members $1,500. Board and committee chairpersons receive remuneration in addition to the amount to which Mr. Barry is entitled.

Essex Woodlands Health Ventures Fund VII, L.P., which is affiliated with Mr. Barry’s employer, purchased 9,469,697 shares of the Registrant’s common stock at $2.64 per share, or $25.0 million in the aggregate, under the terms of the Securities Purchase Agreement, described in additional detail in Item 1.01 of this Report. Other than this purchase of the Registrant’s common stock, there are no transactions or proposed transactions related to Mr. Barry’s election to the Registrant’s board of directors that would require disclosure pursuant to Item 404(a) of Regulation S-K of the U.S. Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

10.1	Securities Purchase Agreement, dated as of July 30, 2007, among the Registrant and the Buyers listed on the Schedule of Buyers attached thereto

10.2	Purchase and Sale Agreement, dated as of July 30 2007, between Royalty Securitization Trust I, and the Registrant

10.3	Assignment Agreement, dated as of July 30, 2007, between Royalty Securitization Trust I, Royalty Financial Company LLC, and Paul Capital Royalty Acquisition Fund, L.P., as Assignors, and the Registrant, as Assignee

10.4	Consent and Release, dated as of July 30, 2007, by Royalty Securitization Trust I, Royalty Financial Company LLC, Paul Capital Royalty Acquisition Fund, L.P., Vita Special Purpose Corp., Vita Licensing, Inc. and the Registrant

10.5	Securities Disposition Agreement, dated as of July 30, 2007, between the Registrant and Paul Royalty Fund, L.P.

10.6	Senior Secured Note and Warrant Purchase Agreement, dated as of July 30, 2007, among the Purchasers named therein, the Registrant, and LB I Group Inc., as Collateral Agent, including form of 10% Senior Secured Promissory Note due July 30, 2012

10.7	Form of Warrant to Purchase Common Stock of the Registrant

10.8	Registration Rights Agreement, dated as of July 30, 2007, between the Registrant and the Purchasers named therein

10.9	Security Agreement, dated as of July 30, 2007, among the Registrant and the other entities listed on Schedule A thereto, as Pledgors, and LB I Group Inc., as Collateral Agent

10.10	Company Stock Pledge Agreement, dated as of July 30, 2007, by the Registrant in favor of LB I Group Inc. for the benefit of holders of those certain 10% Senior Secured Promissory Notes described in the Note Purchase Agreement

10.11	Company Intellectual Property Security Agreement, dated as of July 30, 2007, by the Registrant in favor of LB I Group Inc. for the benefit of holders of those certain 10% Senior Secured Promissory Notes described in the Note Purchase Agreement

10.12	Subsidiary Guaranty Agreement, dated as of July 30, 2007, among Vita Licensing, Inc., Orthovita International Services, Inc., Partisyn Corp. and Vita Special Purpose Corp., as Guarantors, and LB I Group Inc., as Collateral Agent

10.13	Subsidiary Stock Pledge Agreement, dated as of July 30, 2007, by Vita Licensing, Inc. in favor of LB I Group Inc. for the benefit of holders of those certain 10% Senior Secured Promissory Notes described in the Note Purchase Agreement

10.14	Subsidiary Intellectual Property Security Agreement, dated as of July 30, 2007, by each of Vita Licensing, Inc., Orthovita International Services, Inc., Partisyn Corp. and Vita Special Purpose Corp. in favor of LB I Group Inc. for the benefit of holders of those certain 10% Senior Secured Promissory Notes described in the Note Purchase Agreement

23.1	Consent of Duane Morris LLP (included in Exhibit 99.2)

99.1	Press release issued by the Registrant on July 30, 2007

99.2	Opinion of Duane Morris LLP regarding the legality of the shares of the Registrant’s common stock issued and sold pursuant to the Securities Purchase Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORTHOVITA, INC.

By:	/s/ Albert J. Pavucek, Jr.
Albert J. Pavucek, Jr.
Chief Financial Officer

Dated: July 31, 2007